RELEASE AND SETTLEMENT AGREEMENT

THIS RELEASE AND SETTLEMENT AGREEMENT ("Release") is entered into this 10th day of July, 2008, by and between (i) **DUNCAN MEDIA GROUP, INC.**, a Delaware corporation ("Duncan"); (ii) **SUPERFLY ADVERTISING, INC.**, an Indiana corporation (the "Company"); (iii) **MORLEX, INC.**, a Colorado corporation and the sole shareholder of the Company ("Morlex"); (iv) **TREEFROG COMMERECE, INC.**, an Indiana corporation ("TreeFrog"); (v) **CLARK M. SCOTT, III** ("Scott"); and (vi) **NICK HENSGEN** ("Hensgen" and together with Scott, the "Seller Parties").

WITNESSETH:

A. Pursuant to that certain Stock Agreement dated December 22, 2006, among Duncan, the Company and the Seller Parties (the "Agreement"), Duncan purchased all of the outstanding and issued shares of common stock of the Company from the Seller Parties (the "Superfly Transaction").

B. Under the Agreement and in consideration for the Purchase Price (i) the Seller Parties made certain representation and warranties as set forth in Sections 2 and 3 of the Agreement (collectively, the "Representations and Warranties"); (ii) the Seller Parties are bound by certain covenants as set forth in Sections 5 and 7 of the Agreement (the "Covenants"), including, in particular, those certain covenants pertaining to confidentiality and non-competition as set forth in Section 5.6 of the Agreement (the "Confidentiality and Non-Compete Covenants"); and (iii) the Seller Parties are liable for certain indemnification obligations under Sections 10.1 and 10.2 of the Agreement related to the breach of a Representation or Warranty or Covenant (collectively, the "Indemnification Obligations").

C. At the time the Agreement was signed, Hensgen was employed with the Company as the President pursuant to the terms of that certain Employment Agreement between the Company and Hensgen, dated November 15, 2006 and effective as of December 11, 2006 (the "Employment Agreement") and continued such employment after the Agreement was signed until June 13, 2008, at which time Hensgen ceased his employment with the Company. Under the Employment Agreement, Hensgen is bound by certain duties and covenants as set forth in Sections 6 and 7 of the Employment Agreement, including, a covenant pertaining to confidentiality and non-compete obligations (collectively, the "Employment Agreement Covenants").

D. As part of the Purchase Price, at the Closing the Company delivered to the Seller Parties two (2) junior subordinated notes in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Notes") issued by the Company in favor of each of Scott and Hensgen, respectively, and guaranteed by Duncan. As of the date of this Release the outstanding balances on the Notes are: Scott Note -$800,260.06 (representing the principal balance without calculated interest) and Hensgen Note - $88,917.88 (representing the principal balance without calculated interest).

E. In connection with the Notes, the parties entered into the following agreements: (i) that certain Guaranty Agreement between Scott and Duncan dated January 22, 2006; and (ii) that certain Guaranty Agreement between Hensgen and Duncan dated January 22, 2006 (together, the "Guaranty Agreements").

F. In connection with and immediately prior to the Superfly Transaction, the Company acquired all of the outstanding shares of common stock of TreeFrog (the "TreeFrog Transaction") pursuant to the terms of that certain Stock Transfer Agreement by and among the Seller Parties, other minority shareholders of TreeFrog, the Company and TreeFrog (the "TreeFrog Sale Agreement").

G. The parties desire to (a) have the Seller Parties released by Duncan, the Company, TreeFrog and Morlex from any and all obligations and potential liability the Seller Parties' have or may have with respect to (i) the Agreement, the Notes, the Guaranty Agreements, the TreeFrog Sale Agreement, the TreeFrog Transaction or the Superfly Transaction, including, but not limited to, Indemnification Obligations with respect to the Representations and Warranties and obligations under the Covenants, and (ii) with respect to their positions as an employee, officer, director or creditor with the Company and TreeFrog, including, but not limited to Hengen's obligations and liabilities under the Employment Agreement, (iii) with respect to Hensgen, that certain Nondisclosure, Nonsolicitation, Noncompetition and Inventions Agreement dated January 12, 2005 by and between TreeFrog and Hensgen (the "Hensgen TreeFrog Nondisclosure Agreement"), and (iv) with respect to Scott, that certain Nondisclosure, Nonsolicitation, Noncompetition and Inventions Agreement by and between TreeFrog and Scott (together with the Hensgen TreeFrog Nondisclosure Agreement, the "TreeFrog Nondisclosure Agreements"), and (b) have the Company transfer to the Seller Parties the title to and ownership rights of the Company's in the domain names "Beauty.org" and "InternetFrog.com", all in consideration for the cancellation of the Notes and the release by the Seller Parties of any and all Claims against Duncan, the Company, TreeFrog and Morlex.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Release and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. **Defined Terms.** Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

2. **Release of Seller Parties.**

2.1. Effective upon the deliveries by the Seller Parties as required by Sections 3 and 4 below, Duncan, the Company, TreeFrog and Morlex hereby jointly and individually release and forever discharge the Seller Parties, and their respective past, present and future dependents, heirs, executors, administrators, assigns, attorneys, agents, legal representatives, members, managers, officers, directors, employees, predecessors, successors, affiliates, subsidiaries, and parent entities (and the members, managers, officers, directors and employees of said entities) from any and all manner of claims, actions, causes of action, rights, judgments, debts, contracts, promises, allegations, demands, obligations, duties, suits, expenses, assessments, penalties, charges, injuries, losses, costs,

damages and liabilities (hereinafter all referred to collectively as "Claims") of every kind and manner whatsoever, known or unknown, in law or in equity, civil or criminal, administrative or judicial, which Duncan, the Company, TreeFrog or Morlex has had, now has or may have in the future against the Seller Parties with respect to (i) the Seller Parties' ownership or holding directly or indirectly (at any time) of the capital stock of the Company or TreeFrog, (ii) the Agreement, the TreeFrog Sale Agreement, the TreeFrog Transaction, the Superfly Transaction and any other Superfly Transaction or TreeFrog Transaction agreements and closing documents related thereto delivered by the Seller Parties in connection with the Agreement, the TreeFrog Sale Agreement, the TreeFrog Transaction and the Superfly Transaction, (other than the Surviving Covenants), (iii) the Seller Parties' previous employment with the Company or TreeFrog, (iv) with respect to Hensgen, the Employment Agreement, (v) the Seller Parties' previous position or services as an officer or director of the Company or TreeFrog, (vi) the Seller Parties' position as a creditor of the Company or TreeFrog at any time prior to or after the Closing Date of the Transaction, (vii) the TreeFrog Nondisclosure Agreements, (viii) the Guaranty Agreements and the Notes, or (ix) any other event occurring before or on the effective date of this Release. Notwithstanding the foregoing, nothing contained in this Release shall be construed to release, compromise, settle, waive or satisfy (A) any claim by any party that any other party has breached the terms of this Release or (B) covenants contained in Section 5.6(b)(ii) and (iii) of the Agreement (collectively, the "Surviving Covenants").

2.2. Without limiting the generality of the foregoing, Duncan, the Company, TreeFrog and Morlex specifically agree that this Release serves to (i) terminate the remaining obligations of all parties under the Agreement, the Notes, the Guaranty Agreements, the TreeFrog Sale Agreement, and the TreeFrog Nondisclosure Agreements, other than the Surviving Covenants (as defined above), (ii) with respect to the Seller Parties, release and relieve them from any and all obligations under or liability with respect to (a) the Covenants, including, but not limited to the Confidentiality and Non-Compete Covenants, but not the Surviving Covenants, and (b) the Indemnification Obligations, all of which Covenants (other than the Surviving Covenants) and Indemnification Obligations shall be considered terminated as of the date of this Release; (iii) with respect to the Seller Parties, release and relieve them from any and all obligations and covenants under the TreeFrog Nondisclosure Agreements, including but not limited to, the covenants and obligations under Sections B, C, D E and F of the TreeFrog Nondisclosure Agreements, (iv) with respect to Hensgen, (a) terminate the Employment Agreement, and (b) release and relieve him from any and all obligations under or liability with respect to the Employment Agreement or the Employment Agreement Covenants; and (v) with respect to the Seller Parties, release and relieve them from any and all obligations under or liability with respect to the Guaranty Agreements, the Notes or the TreeFrog Sale Agreement.

3. __**Release of Duncan, the Company, TreeFrog and Morlex; Cancellation of the Notes**__.

3.1 Effective upon the deliveries by the Company as required by this Section 3 and Section 4 below, the Seller Parties hereby jointly and individually release and forever discharge Duncan, the Company, TreeFrog, Morlex, and their respective past, present and future dependents, heirs, executors, administrators, assigns, attorneys, agents, legal representatives, members, managers, officers, directors, employees, predecessors, successors, affiliates, subsidiaries, and parent entities

(and the members, managers, officers, directors and employees of said entities) from any and all manner of Claims of every kind and manner whatsoever, known or unknown, in law or in equity, civil or criminal, administrative or judicial, which any of the Seller Parties has had, now has or may have in the future against any such released parties with respect to (i) the Agreement, the Guaranty Agreements, the TreeFrog Sale Agreement, the TreeFrog Nondisclosure Agreements, the TreeFrog Transaction, the Superfly Transaction and any other TreeFrog Transaction or Superfly Transaction agreements and closing documents related thereto delivered by the Duncan, the Company or TreeFrog in connection with the Agreement, the TreeFrog Sale Agreement, the TreeFrog Nondisclosure Agreements, the Guaranty Agreements, and the TreeFrog Transaction and the Superfly Transaction, (ii) the Notes, (iii) the Employment Agreement or (iii) any other event occurring before or on the effective date of this Release. Notwithstanding the foregoing, nothing contained in this Release shall be construed to release, compromise, settle, waive or satisfy any claim by any party that any other party has breached the terms of this Release.

3.2 Without limiting the generality of the foregoing, the Seller Parties specifically agree that this Release serves to (i) terminate and cancel the Notes in their entirety and (ii) release Duncan, the Company and Morlex from any and all obligations under the Notes. Simultaneously with the execution of this Release, the Seller Parties shall deliver to Duncan the original Notes, marked "CANCELLED."

3.3 The Seller Parties are waiving any and all rights that any of them may have had or now has to pursue against Duncan, the Company, TreeFrog Morlex or any of the released parties, any and all remedies available to any Seller Party under any employment-related causes of action, including, but not limited to, claims of wrongful discharge, breach of contract, breach of the covenant of good faith and fair dealing, fraud, violation of public policy, defamation, discrimination, personal injury, physical injury, emotional distress, claims under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans With Disabilities Act, the Family and Medical Leave Act, and any other federal, state or local laws and regulations relating to employment, conditions of employment (including wage and hour laws to the extent waivable), perquisites of employment (including, but not limited to, claims relating to stock and/or stock options) and/or employment discrimination.

4. **Transfer of Domain Names**. Immediately after execution of this Release, the Company will (and Duncan, TreeFrog and Morlex will each cause the Company to) take all such actions as are necessary to immediately transfer all of the Company's rights in and to the following internet domain names to the Seller Parties: "Beauty.org" and "InternetFrog.com." The Seller Parties acknowledge that such domain names are being transferred "As Is," without any representations and warranties.

5. **Party Acknowledgements.**

5.1 Each party to this Release hereby represents and warrants that no Claim, which would have been released hereunder if owned by the party releasing such Claim on the date hereof, has been transferred, assigned or given away prior to the date hereof to any person, firm or entity that would not be bound hereby.

5.2 Each of the parties to this Release hereby warrants, represents and acknowledges to the others that it or he will not directly or indirectly advise or counsel any third party to commence or prosecute any action of any kind, civil or criminal, legal or equitable, judicial or administrative, based upon or in any way related to any of the Claims.

5.3 Each of the parties to this Release understands and acknowledges to the other the significance and consequence of releasing all of his or its Claims (including presently existing, but unknown, unasserted, unsuspected or undiscovered Claims) and hereby assumes full risk and responsibility for any and all injuries, losses, damages, assessments, penalties, charges, expenses, costs and/or liabilities that it may hereafter incur or discover which in any way arise out of or relate to such Claims. To the extent that any statute, law, ordinance, rule, regulation, case or other such legal provision or authority may purport to preserve either parties' right hereafter to assert presently existing but unknown, unasserted, unsuspected or undiscovered Claims which would otherwise be barred by the terms of this Release, each party hereby specifically and expressly waives its rights under such statute, law, ordinance, rule, regulation, case or other such legal provision or authority.

6. **Complete Bar**. Each of the parties to this Release hereby acknowledges that it or he has read this Release, that there is absolutely no agreement or reservation not clearly expressed herein, that the consideration recited is all that the parties to this Release are to receive, that this Release shall not be subject to any claim of mistake of fact and that this Release expresses a full and complete settlement of any liability and, regardless of the adequacy of the amount paid, is intended to avoid litigation and so be final and complete. Any party to this Release may plead this Agreement as a complete bar to any action or suit before any court or administrative body with respect to any Claim released herein.

7. **No Wrongdoing by Parties.** It is understood and agreed that nothing in this Release constitutes an admission of any liability, violation of law, or wrongdoing of any kind or nature whatsoever on the part of any party to this Release.

8. **Nondisparagement and Disclosure**. Following the date of this Release, each of the parties to this Release agrees not to make, participate in the making of, or encourage or facilitate any other person to make, any statements, written or oral, which criticize, disparage, or defame the goodwill or reputation of, of another party to this Release.

9. **Confidentiality**. The terms of this Release are strictly confidential, shall not be disclosed to any persons, except to employees and directors of the parties, their respective legal counsel and independent accountants, or as may be required by applicable law or regulations; provided, however, in each such case the disclosing party shall provide to the other parties hereunder written notice with a complete transcript of any statement made to such third party or as required by applicable law or regulations within 7 calendar days after the making of such statements. The Seller Parties agree to keep all Confidential Information of the Company confidential for a period of 12 months following the effective date of this Release in accordance with Section 5.6(a) of the Agreement.

10. **Complete Agreement.** The parties acknowledge that they: (i) have read and understand the release provision contained herein and have consulted with their respective attorneys prior to executing this Release; (ii) have not relied in executing this instrument on any statement or representation (oral or written) by each other or each other's agent or attorney which is not specifically set forth herein; and (iii) intend legally to effect the complete and unconditional release of the specific liabilities and obligations described in Sections 2 and 3 hereof. This Release constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. This Release may be amended or superseded only by a subsequent writing, executed by the party against whom enforcement is sought.

11. **Waiver**. It is understood and agreed that no release, waiver or other promise set forth in this Release shall be construed to prohibit a party from enforcing the terms of this Release in a court of competent jurisdiction.

12. **Binding Effect.** This Release shall be binding on and inure to the benefit of the parties and their respective heirs, successors, beneficiaries, members, officers, employees, shareholders and directors.

13. **Authority.** The parties represent and warrant to each other that they have the right and authority to enter into this Release.

14. **Governing Law.** This Release is to be interpreted and enforced pursuant to the laws of the State of New York. Venue shall be in a court of competent jurisdiction in New York, New York.

15. **Execution in Counterparts**. This Release may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

16. **Further Assurances**. The parties each hereby agree to execute and deliver all of the agreements, documents and instruments required to be executed and delivered by them in this Release and to execute and deliver such additional instruments and documents and to take such additional actions as may reasonably be required from time to time in order to effectuate the transactions contemplated by this Release.

17. **Expenses.** Each of the parties hereto shall bear and pay their respective attorneys' fees and all other costs or expenses incurred by them relating to the negotiation, execution and delivery of this Release and the matters described herein.

18. **Facsimile or Scanned Signatures**. The parties hereto agree that the delivery of this Release by facsimile or e-mailed .pdf files of scanned copies bearing their respective signatures shall be sufficient and binding upon them as if such document were delivered with original signatures.

PLEASE READ THIS AGREEMENT CAREFULLY. IT CONTAINS A RELEASE OF

KNOWN AND UNKNOWN CLAIMS. BY SIGNING BELOW, EACH PARTY ACKNOWLEDGES THAT THE PARTY HAS READ THIS AGREEMENT, CONSISTING OF 9 PAGES; THAT THE PARTY UNDERSTANDS THIS AGREEMENT; AND THAT THE PARTY IS ENTERING INTO THIS AGREEMENT VOLUNTARILY.

IN WITNESS WHEREOF, the parties have executed this Release as of the date set forth in the preamble hereto.

DUNCAN MEDIA GROUP, INC.

By: ______________________

("Duncan")

SUPERFLY ADVERTISING, INC.

By: ______________________

Its: ______________________

(the "Company")

TREEFROG COMMERCE, INC. __________

By: Superfly Advertising, Inc. __________

By: ______________________

Its: ______________________

("TreeFrog")

MORLEX ______________________

By: Richard Berman

Its: Chairman

("Morlex")

[signature]

Clark M. Scott, III

[signature]

Nick Hensgen

(the "Seller Parties")

STATE OF NY)
) SS:
COUNTY OF New York)

Subscribed and sworn to before me this 16th day of July, 2008, by Richard Berman as ____________ of Duncan Media Group, Inc., a Delaware corporation, on behalf of the corporation.

My commission expires: May 8, 2010

Emily Rose Seville

Notary Public

EMILY ROSE SEVILLE
NOTARY PUBLIC-STATE OF NEW YORK
No. 01SE6145412
Qualified In New York County
My Commission Expires May 08, 2010

STATE OF New York)
) SS:
COUNTY OF NYC)

Subscribed and sworn to before me this 16th day of July, 2008, by Richard Berman as ____________ of Superfly Advertising, Inc., an Indiana corporation, on behalf of the corporation.

My commission expires: May 8, 2010

EMILY ROSE SEVILLE
NOTARY PUBLIC-STATE OF NEW YORK
No. 01SE6145412
Qualified in New York County
My Commission Expires May 08, 2010

Emily Rose Seville
Notary Public

STATE OF New York)
) SS:
COUNTY OF New York)

Subscribed and sworn to before me this 16th day of July, 2008, by Richard Berman as ____________ of TreeFrog Commerce, Inc., an Indiana corporation, on behalf of the corporation.

My commission expires: May 8, 2010

EMILY ROSE SEVILLE
NOTARY PUBLIC-STATE OF NEW YORK
No. 01SE6145412
Qualified in New York County
My Commission Expires May 08, 2010

Emily Rose Seville
Notary Public

STATE OF New York)
) SS:
COUNTY OF New York)

Subscribed and sworn to before me this 16th day of July, 2008, by Richard Berman as Chairman of Morlex ____________, a ____________ corporation, on behalf of the corporation.

My commission expires: May 8, 2010

EMILY ROSE SEVILLE
NOTARY PUBLIC-STATE OF NEW YORK
No. 01SE6145412
Qualified in New York County
My Commission Expires May 08, 2010

Emily Rose Seville
Notary Public

STATE OF Indiana)
) SS:
COUNTY OF Clark)

Subscribed and sworn to before me this 16th day of July, 2008, by Clark M. Scott, III, individually.

My commission expires: July 2, 2011

Rebecca M. Kelien
Notary Public
REBECCA M. KELIEN
Notary Public, State of Indiana
County of Clark
My Commission Expires Jul. 2, 2011

STATE OF Indiana)
) SS:
COUNTY OF Clark)

Subscribed and sworn to before me this 16th day of July, 2008, by Nick Hensgen, individually.

My commission expires: July 2, 2011

Rebecca M. Kelien
Notary Public

REBECCA M. KELIEN
Notary Public, State of Indiana
County of Clark
My Commission Expires Jul. 2, 2011